FIRST AMENDMENT TO CREDIT AGREEMENT

          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment) dated as of January 31, 2005, by and among PREIT ASSOCIATES, L.P. (the “Borrower”), PENNSYLVANIA REAL ESTATE INVESTMENT TRUST (the “Parent”), each of the Guarantors party hereto, each of the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Agent”).

          WHEREAS, the Borrower, the Parent, the Lenders and the Agent have entered into that certain Credit Agreement dated as of November 20, 2003 (as amended and in effect immediately prior to the date hereof, the “Credit Agreement”); and

          WHEREAS, the Borrower, the Parent, the Lenders party hereto and the Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

          Section 1. Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

          (a)      The Credit Agreement is hereby amended by adding to Annex I to the Credit Agreement the following definitions in their appropriate alphabetical order:

“Applicable Facility Fee” means the percentage set forth in the table below corresponding to the Level at which the “Applicable Margin” is determined in accordance with the definition thereof:

Level	Facility Fee
1	0.15%
2	0.15%
3	0.15%
4	0.20%

Any change in the applicable Level at which the Applicable Margin is determined shall result in a corresponding and simultaneous change in the Applicable Facility Fee.

“First Amendment Effective Date” means January 31, 2005.

          (b)      The Credit Agreement is amended by deleting the definition of the term “Applicable Margin” set forth in Annex I to the Credit Agreement in its entirety and substituting in its place the following definition:

“Applicable Margin” means the percentage rate set forth below corresponding to the ratio of Total Liabilities to Gross Asset Value as determined in accordance with Section 8.1.(b) in effect at such time:

Level	Ratio of Total Liabilities to Gross Asset Value	Applicable Margin
1	Less than or equal to 0.50 to 1.00	1.05%
2	Greater than 0.50 to 1.00 but less than or equal to 0.55 to 1.00	1.15%
3	Greater than 0.55 to 1.00 but less than or equal to 0.60 to 1.00	1.30%
4	Greater than 0.60 to 1.00	1.55%

The Applicable Margin shall be determined by the Agent from time to time, based on the ratio of Total Liabilities to Gross Asset Value as set forth in the Pricing Certificate most recently delivered by the Borrower pursuant to Section 7.1.(g). Any adjustment to the Applicable Margin shall be effective as of the date the quarterly financial statements are required to be delivered pursuant to Section 7.1.(a) or as of the date the annual financial statements are required to be delivered pursuant to Section 7.1.(b), as the case may be. Notwithstanding the foregoing, for the period from the First Amendment Effective Date through but excluding the first date after the First Amendment Effective Date on which the Agent determines the Applicable Margin for Loans as set forth above, such Applicable Margin shall be equal to Level 1. Thereafter, such Applicable Margin shall be adjusted from time to time as set forth above.

          (c)      The Credit Agreement is amended by deleting the percentage “9.00%” in clause (e)(i) of the definition of the term “Gross Asset Value” set forth in Annex I to the Credit Agreement and substituting in its place the percentage “8.25%”.

          (d)      The Credit Agreement is amended by deleting the percentage “9.00%” in the first sentence of the definition of the term “Operating Real Estate Value” set forth in Annex I to the Credit Agreement and substituting in its place the percentage “8.25%”.

          (e)      The Credit Agreement is amended by deleting clause (c) in the second sentence of the definition of the term “Operating Real Estate Value” set forth in Annex I to the Credit Agreement and substituting in its place the following:

          (c)      Adjusted NOI from Non-Core Crown Properties shall be divided by 8.25%,

          (f)      The Credit Agreement is amended by deleting the date “November 20, 2006” in the definition of the term “Termination Date” set forth in Annex I to the Credit Agreement and substituting in its place the date “November 20, 2007”.

          (g)      The Credit Agreement is amended by deleting Section 2.14. in its entirety and substituting in its place the following:

Section 2.14. Extension of Termination Date.

          The Borrower shall have the right, exercisable one time, to extend the Termination Date by fourteen months. The Borrower may exercise such right only by executing and delivering to the Agent at least 90 days but not more than 180 days prior to the current Termination Date, a written request for such extension (an “Extension Request”). The Agent shall forward to each Lender a copy of the Extension Request received by the Agent promptly upon receipt thereof. Subject to satisfaction of the following conditions, the Termination Date shall be extended for fourteen months: (a) immediately prior to such extension and immediately after giving effect thereto, (i) no Default or Event of Default shall exist and (ii) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects on and as of the date of such extension with the same force and effect as if made on and as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date) and (b) the Borrower shall have paid the Fees payable under Section 3.5.(d).

          (h)      The Credit Agreement is amended by deleting Section 3.5.(b) in its entirety and substituting in its place the following:

          (b)      Facility Fees. During the period from the First Amendment Effective Date to but excluding the Termination Date, the Borrower agrees to pay to the Agent for the account of the Lenders a facility fee equal to the daily aggregate amount of the Commitments (whether or not utilized) times a rate per annum equal to the Applicable Facility Fee. Such fee shall be payable quarterly in arrears on the first day of each January, April, July and October (commencing on April 1, 2005) during the term of this Agreement and on the Termination Date.

          (i)      The Credit Agreement is amended by deleting Section 8.1.(k) in its entirety and substituting in its place the following:

          (k)      Ratio of EBITDA to Indebtedness. The Parent shall not permit the ratio of (i) EBITDA of the Parent and its Subsidiaries determined on a consolidated basis for the period of four consecutive fiscal quarters most recently ending to (ii) all Indebtedness of the Parent, its Subsidiaries and Unconsolidated Affiliates determined on a consolidated basis at the end of such period, to be less than 0.130 to 1 for any such period. For purposes of determining this ratio, if a Property has been acquired during the past four quarters, the amount of EBITDA attributable to such Property and to be included in the ratio shall be determined as follows: (x) if the Property was acquired more than 30 days prior to the date of determination of the ratio, the EBITDA for the Property since the date such Property was acquired by the Parent, the Borrower, any other Subsidiary or an Unconsolidated Affiliate, as the case may be, shall be appropriately annualized and (y) otherwise, the amount of EBITDA for such Property shall be the actual EBITDA attributable to the Property during the last four consecutive fiscal quarters most recently ended. Any certification by the Parent or the Borrower of EBITDA included under the immediately preceding clause (y), shall be limited to their knowledge.

          Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

          (a)     A counterpart of this Amendment duly executed by the Borrower, each of the Guarantors and each of the Lenders;

          (b)     Evidence that the modification fee referenced in Section 7 of this Amendment has been paid;

          (c)     Evidence that all fees, costs and expenses of the Agent, including without limitation the fees of Agent’s counsel, incurred in connection with the negotiation, documentation and closing of this Amendment and related documents and agreements have been paid; and

          (d)     Such other documents, instruments and agreements as the Agent may reasonably request.

          Section 3. Representations. The Parent and the Borrower each represents and warrants to the Agent and the Lenders that:

          (a)     Authorization. The Parent, the Borrower and each other Loan Party each has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by the duly authorized officers of the Parent (on behalf of itself and as general partner of the Borrower) and each Loan Party and each of this Amendment, and the Credit Agreement as amended by this Amendment, is a legal, valid and binding obligation of each of the Parent, the Borrower and each other Loan Party enforceable against each such Person in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein may be limited by equitable principles generally.

          (b)     Compliance with Laws, etc. The execution and delivery of this Amendment, and the performance of this Amendment, and the Credit Agreement as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to any Loan Party or any other Subsidiary; (ii) result in a breach of or constitute a default under the declaration of trust, certificate or articles of incorporation, bylaws, partnership agreement or other organizational documents of any Loan Party or any other Subsidiary, or any indenture, agreement or other instrument to which any Loan Party or any other Subsidiary is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party or any other Subsidiary other than in favor of the Agent for the benefit of the Lenders.

          (c)     No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

          Section 4. Reaffirmation of Representations. The Parent and the Borrower each hereby repeats and reaffirms all representations and warranties made by such Person to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents.

          Section 5. Reaffirmation of Guaranty by Guarantors. Each Guarantor hereby reaffirms its continuing obligations to the Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of the Guaranty or reduce, impair or discharge the obligations of such Guarantor thereunder.

          Section 6. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

          Section 7. Modification Fee. In consideration of the Lenders amending the Credit Agreement as provided herein, the Borrower agrees to pay to the Agent for the account of each Lender a modification fee in an amount equal to 0.20% of such Lender’s Revolving Commitment.

          Section 8. Expenses. The Borrower shall reimburse the Agent upon demand for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

          Section 9. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

          Section 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH COMMONWEALTH.

          Section 11. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

          Section 12. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

          Section 13. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

[Signatures on Next Page]

          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed as of the date first above written.

BORROWER

PREIT ASSOCIATES, L.P.

By:	Pennsylvania Real Estate Investment Trust, its general partner

	By:	/s/ Bruce Goldman
Name: Bruce Goldman
Title: Executive Vice President

PARENT

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

By:	/s/ Bruce Goldman
Name: Bruce Goldman
Title: Executive Vice President

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[Guarantor Signature Pages to First Amendment to Credit Agreement with PREIT Associates, L.P.]

PREIT-RUBIN, INC.
RUBIN II, INC.
PREIT-RUBIN OP, INC.
CROWN AMERICAN GC INC.
CROWN AMERICAN VENTURES, INC.
CROWN LYCOMING SERVICES ASSOCIATES
CROWN AMERICAN SERVICES CORPORATION

By:	/s/ Bruce Goldman

Name:	Bruce Goldman
Title:	Executive Vice President

PR SPRINGFIELD ASSOCIATES, L.P.
By: PR Springfield Trust, by its duly
authorized Trustee

By: /s/ Jeffrey A. Linn

Name: Jeffrey A. Linn
Title: Trustee

PR SPRINGFIELD TRUST, by its duly authorized Trustee

By: /s/ Jeffrey A. Linn

Name: Jeffrey A. Linn
Title: Trustee

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PR JACKSONVILLE LIMITED PARTNERSHIP
By: PR Jacksonville LLC, general partner

By: /s/ Jeffrey A. Linn
Name: Jeffrey A. Linn
Title: Director

PR JACKSONVILLE LLC

By: /s/ Jeffrey A. Linn
Name: Jeffrey A. Linn
Title: Director

PR JK LLC

By: /s/ Jeffrey A. Linn
Name: Jeffrey A. Linn
Title: Director

1150 PLYMOUTH ASSOCIATES, INC.
EXTON LICENSE, INC.
R8267 PLYMOUTH ENTERPRISES, INC.

By: /s/ George Rubin
Name: George Rubin
Title: President

PREIT PROTECTIVE TRUST 1, by its duly authorized Trustee
By: PREIT-RUBIN, Inc., Trustee

By: /s/ Bruce Goldman
Name: Bruce Goldman
Title: Executive Vice President

PREIT TRS, INC.

By: /s/ Bruce Goldman
Name: Bruce Goldman
Title: President

ECHELON BEVERAGE LLC

By: /s/ Cynthia Boulden
Name: Cynthia Boulden
Title: Manager

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PR CHRISTIANA LLC	PR GALLERY I LIMITED PARTNERSHIP
By: PREIT Associates, L.P., sole member	By: PR Gallery I LLC, sole general partner
JACKSONVILLE ASSOCIATES	By: PREIT Associates, L.P., sole member
By: PR South Blanding LLC, general partner	PR GALLERY I LLC
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member
PR SOUTH BLANDING LLC	PR PLYMOUTH MEETING LIMITED
By: PREIT Associates, L.P., sole member	PARTNERSHIP
PR INTERSTATE CONTAINER LLC	By: PR Plymouth Meeting LLC, sole general
By: PREIT Associates, L.P., sole member	Partner
PR 8000 NATIONAL HIGHWAY, L.P.	By: PREIT Associates, L.P., sole member
By: PR 8000 National Highway LLC, sole	PR PLYMOUTH MEETING LLC
general partner	By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member	PR EXTON LIMITED PARTNERSHIP
PR 8000 NATIONAL HIGHWAY LLC	By: PR Exton LLC, sole general partner
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member
PR 8000 AIRPORT HIGHWAY, L.P.	PR EXTON LLC
By: PR 8000 Airport Highway LLC, sole	By: PREIT Associates, L.P., sole member
general partner	PR MOORESTOWN LIMITED PARTNERSHIP
By: PREIT Associates, L.P., sole member	By: PR Moorestown LLC, sole general partner
PR 8000 AIRPORT HIGHWAY LLC	By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member	PR MOORESTOWN LLC
ROOSEVELT II ASSOCIATES, L.P.	By: PREIT Associates, L.P., sole member
By: PR Northeast LLC, sole general partner	PR ECHELON LIMITED PARTNERSHIP
By: PREIT Associates, L.P., sole member	By: PR Echelon LLC, sole general partner
PR FESTIVAL LIMITED PARTNERSHIP	By: PREIT Associates, L.P., sole member
By: PR Festival LLC, sole general partner	PR ECHELON LLC
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member
PR FESTIVAL LLC	PR NEW CASTLE LLC
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member
PR FLORENCE LLC	PLYMOUTH GROUND ASSOCIATES LP
By: PREIT Associates, L.P., sole member	By: Plymouth Ground Associates LLC, sole
PR TITUS LIMITED PARTNERSHIP	general
By: PR Titus LLC, sole member	By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member	PLYMOUTH GROUND ASSOCIATES LLC
PR TITUS LLC	By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member	WG PARK, L.P.
PR WARRINGTON LIMITED PARTNERSHIP	By: WG Park General, L.P., general partner
By: PR Warrington LLC, sole general partner	By: WG Holdings of Pennsylvania, L.L.C.,
By: PREIT Associates, L.P., sole member	general partner
PR WARRINGTON LLC	By: WG Holdings, L.P., sole member
By: PREIT Associates, L.P., sole member	By: PRWG General, LLC, general
PRGL PAXTON LIMITED PARTNERSHIP	partner
By: PR Paxton LLC, sole general partner	By: PREIT Associates, L.P., sole
By: PREIT Associates, L.P., sole member	member
PR PAXTON LLC
By: PREIT Associates, L.P., sole member

By: Pennsylvania Real Estate Investment Trust, sole general partner

By: /s/ Bruce Goldman Name: Bruce Goldman Title: Executive Vice President

WG PARK GENERAL, L.P.	By: PREIT Associates, L.P., sole member
By: WG Holdings of Pennsylvania, L.L.C.,	PR AEKI PLYMOUTH L.P.
general partner	By: PR AEKI Plymouth LLC, sole general
By: WG Holdings, L.P., sole member	partner
By: PRWG General, LLC, general	PR AEKI PLYMOUTH LLC
partner	By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole	PREIT SERVICES LLC
member	By: PREIT Associates, L.P., sole member
WG HOLDINGS OF PENNSYLVANIA, L.L.C.	PR NEWGARDEN, L.P.
By: WG Holdings, L.P., sole member	By: PR New Garden LLC, sole general
By: PRWG General, LLC, general partner	partner
By: PREIT Associates, L.P., sole	By: PREIT Associates, L.P., sole member
member	PR NEW GARDEN LLC
WG HOLDINGS, L.P.	By: PREIT Associates, L.P., sole member
By: PRWG General, LLC, general partner	PR MAGNOLIA LLC
By: PREIT Associates, L.P., general	By: PREIT Associates, L.P., sole member
partner	PR WESTGATE LIMITED PARTNERSHIP
PRWG GENERAL, LLC	By: PR Westgate LLC, sole general
By: PREIT Associates, L.P., sole member	Partner
WG PARK LIMITED, L.P.	By: PREIT Associates, L.P., sole member
By: WG Holdings of Pennsylvania, L.L.C.,	PR WESTGATE LLC
general partner	By: PREIT Associates, L.P., sole member
By: WG Holdings, L.P., sole member	PR WIREGRASS COMMONS LLC
By: PRWG General, LLC, general	By: PREIT Associates, L.P., sole member
partner	PR SCHUYLKILL LIMITED PARTNERSHIP
By: PREIT Associates, L.P., sole	By: PR Schuylkill LLC, sole general partner
member	By: PREIT Associates, L.P., sole member
PR NORTHEAST LIMITED PARTNERSHIP	PR SCHUYLKILL LLC
By: PR Northeast LLC, sole general partner	By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member	PR CROSSROAD I LLC
PR NORTHEAST LLC	By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member	PR CROSSROADS II LLC
ROOSEVELT ASSOCIATES, L.P.	By: PREIT Associates, L.P., sole member
By: PR Northeast LLC, sole general partner	PR VALLEY LLC
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member
PR BVM LLC
PR VALLEY LIMITED PARTNERSHIP
By: PR Valley LLC, sole general partner
By: PREIT Associates, L.P., sole member

By: Pennsylvania Real Estate Investment Trust, sole general partner

By: /s/ Bruce Goldman Name: Bruce Goldman Title: Executive Vice President

CHERRY HILL CENTER, LLC	XGP LLC
By: PR New Castle Associates, sole member	By: PR Exton Limited Partnership,sole
By: PR New Castle LLC, sole general	member
partner	By: PR Exton LLC, general partner
By: PREIT Associates, L.P., sole	By: PREIT Associates, L.P.,sole
member	member
PR NEW CASTLE ASSOCIATES	X-I HOLDING L.P.
By: PR New Castle LLC, general partner	By: XGP LLC, general partner
By: PREIT Associates, L.P., sole member	By: PR Exton Limited Partnership, sole
ECHELON TITLE, LLC	member
By: PR Echelon Limited Partnership, sole	By: PR Exton LLC, general
member	partner
By: PR Echelon LLC, general partner	By: PREIT Associates, L.P.,
By: PREIT Associates, L.P., sole	sole member
member	X-II HOLDING L.P.
EXTON SQUARE PROPERTY LLC	By: XGP LLC, general partner
By: X-I Holding L.P., managing member	By: PR Exton Limited Partnership, sole
By: XGP LLC, general partner	member
By: PR Exton Limited Partnership,	By: PR Exton LLC, general
sole member	partner
By: PR Exton LLC, general	By: PREIT Associates, L.P.,
partner	sole member
By: PREIT Associates, L.P.,	KEYSTONE PHILADELPHIA PROPERTIES, L.P.
sole member	By: Keystone Philadelphia Properties, LLC,
EXTON SQUARE 1, LLC	general partner
EXTON SQUARE 2, LLC	By: PR Gallery II, LLC, sole member
EXTON SQUARE 3, LLC	By: PREIT Associates, L.P., sole
EXTON SQUARE 4, LLC	member
EXTON SQUARE 5, LLC	KEYSTONE PHILADELPHIA PROPERTIES, LLC
EXTON SQUARE 6, LLC	By: PR Gallery II, LLC, sole member
EXTON SQUARE 7, LLC	By: PREIT Associates, L.P., sole
EXTON SQUARE 8, LLC	member
EXTON SQUARE 9, LLC	PR GALLERY II LIMITED PARTNERSHIP
EXTON SQUARE 10, LLC	By: PR Gallery II LLC, general partner
EXTON SQUARE 11, LLC	By: PREIT Associates, L.P., sole member
By: X-II Holding L.P., sole member	PR GALLERY II LLC
By: XGP LLC, general partner	By: PREIT Associates, L.P., sole member
By: PR Exton Limited Partnership,	MOOORESTOWN MALL LLC
sole member	By: PR Moorestown Limited Partnership, sole
By: PR Exton LLC, general	member
partner	By: PR Moorestown LLC, general partner
By: PREIT Associates, L.P.,	By: PREIT Associates, L.P., sole
sole member	member
PR SWEDES SQUARE LLC	PR RADIO DRIVE LLC
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member

By: Pennsylvania Real Estate Investment Trust, sole general partner

By: /s/ Bruce Goldman Name: Bruce Goldman Title: Executive Vice President

[Signature Page to First Amendment to Credit Agreement with PREIT Associates, L.P.]

AGENT AND THE LENDERS

WELLS FARGO BANK, NATIONAL ASSOCIATION, as
Agent, Swingline Lender and as a Lender

By: /s/ Charles Cook
Name: Charles Cook
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Renee Lewis
Name: Renee Lewis
Title: Vice President

COMMERZBANK AG NEW YORK AND GRAND
CAYMAN BRANCHES

By: /s/ Ralph C. Marra, Jr.
Name: Ralph C. Marra, Jr.
Title: Vice President

By: /s/ Kersten Micke
Name: Kirsten Micke
Title: Assistant Treasurer

MANUFACTURERS & TRADERS TRUST COMPANY

By: /s/ Todd A. Detwiler
Name: Todd A. Detwiler
Title: Vice President

JPMORGAN CHASE BANK, N.A. (successor by merger
to BANK ONE, NA)

By: /s/ Marc E. Constantino
Name: Marc E. Constantino
Title: Vice President

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[Signature Page to First Amendment to Credit Agreement with PREIT Associates, L.P.]

EUROHYPO AG, NEW YORK BRANCH

By: /s/ Alfred Koch
Name: Alfred Koch
Title: Executive Director

By: /s/ Stephen Cox
Name: Stephen Cox
Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By: /s/ Kimberly A. Ludtke
Name: Kimberly A. Ludtke
Title: Vice President

UNION BANK OF CALIFORNIA, N.A

By: /s/ Jack Kissane
Name: Jack Kissane
Title: Vice President

ALLIED IRISH BANKS, P.L.C.

By: /s/ Kathryn E. Murdoch
Name: Kathryn E. Murdoch
Title: Vice President

By: /s/ Derrick Lynch
Name: Derrick Lynch
Title: Vice President

CITIZENS BANK OF PENNSYLVANIA

By: /s/ Kellie Anderson
Name: Kellie Anderson
Title: Vice President

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[Signature Page to First Amendment to Credit Agreement with PREIT Associates, L.P.]

NATIONAL CITY BANK

By: /s/ William J. Lloyd, Jr.
Name: William J. Lloyd, Jr.
Title: Senior Vice President

WILMINGTON TRUST OF PENNSYLVANIA

By: /s/ Greg A. Hartin
Name: Greg A. Hartin
Title: Vice President

BANK OF AMERICA, N.A

By: /s/ Marianne E. Herbst
Name: Marianne E. Herbst
Title: Vice President

CITICORP NORTH AMERICA, INC.

By: /s/ Michael Chiopak
Name: Michael Chiopak
Title: Vice President

FIRSTRUST BANK

By: /s/ Bruce A. Gillespie
Name: Bruce A. Gillespie
Title: Vice President

FLEET NATIONAL BANK, N.A.

By: /s/ Marianne E. Herbst
Name: Marianne E. Herbst
Title: Vice President